Exhibit 10.3

AMENDMENT NO. 9

to the

A320 Family Aircraft Purchase Agreement

made July 20, 2011

between

AIRBUS S.A.S.

and

AMERICAN AIRLINES, INC.

This Amendment No. 9 to the A320 Family Aircraft Purchase Agreement made July 20, 2011 (as amended, supplemented or otherwise modified, hereinafter referred to as the “Amendment”), entered into as of September 23, 2015, by and between AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”), and AMERICAN AIRLINES, INC., a Delaware corporation having its principal office at 4333 Amon Carter Boulevard, Fort Worth, Texas 76155, United States of America (the “Buyer”).

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an Airbus A320 Family Aircraft Purchase Agreement, made July 20, 2011, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time is hereinafter called the “Agreement”; and

WHEREAS, the Buyer and the Seller have agreed to modify certain terms relating to the Delivery Location.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

1.	A321 NEO CABINFLEX

1.1	Clause 0 of the Agreement is hereby amended by deleting the definitions for A319 Standard Specification, A320 Standard Specification, A321 Standard Specification, AirbusWorld and Customization Milestone Chart in their entirety and replacing such definitions with the following quoted text in alphabetical order:

QUOTE

A319 Standard Specification – the A319 standard specification document number J.000.01000, Issue 7, dated June 20, 2011, a copy of which is annexed hereto as Exhibit A-1, as amended to include a maximum take-off weight (MTOW) of 166,449 pounds, a maximum landing weight (MLW) of 137,789 pounds and a maximum zero fuel weight (MZFW) of 128,970 pounds.

A320 Standard Specification – the A320 standard specification document number D.000.02000, Issue 8, dated June 20, 2011, a copy of which is annexed hereto as Exhibit A-1, as amended to include a maximum take-off weight (MTOW) of 171,960 pounds, a maximum landing weight (MLW) of 145,505 pounds and a maximum zero fuel weight (MZFW) of 137,789 pounds.

A321 Standard Specification – (i) with respect to any A321 Aircraft, the A321 standard specification document number E.000.02000, Issue 5, dated June 20, 2011, a copy of which is annexed hereto as Exhibit A-1, as amended to include a maximum take-off weight (MTOW) of 206,132 pounds, a maximum landing weight (MLW) of 171,519 pounds and a maximum zero fuel weight (MZFW) of 162,701 pounds and the installation of two (2) auxiliary center tanks or (ii) with respect to any A321 NEO Aircraft and upon issuance thereof, the A321 NEO ACF standard specification, Issue 1, a copy of which will be provided to the Buyer and will be deemed to be incorporated herein as Exhibit A-1 as soon as it becomes available.

AirbusWorld – the internet portal maintained by the Seller to provide online access to the data and services described in Clause 14.

Customization Milestone Chart – as defined in Clause 2.5.1.

UNQUOTE

1.2	Clause 0 of the Agreement is hereby amended by adding the following quoted text in alphabetical order:

QUOTE

Baseline ACF – as defined in Clause 2.1.1.3.

CabinFlex Door Configuration or ACF - as defined in Clause 2.1.1.3.

UNQUOTE

1.3	A new Clause 2.1.1.3 is added to the Agreement with the following quoted text:

QUOTE

2.1.1.3 A321 NEO Aircraft – CabinFlex Door Configuration

The Seller is currently developing a new door configuration for the A321 NEO Aircraft allowing the installation of up to 240 seats through, amongst other means, the activation or deactivation of certain doors (the “CabinFlex Door Configuration” or “ACF”).

The baseline CabinFlex Door Configuration shall consist of a type C door 1, a type III overwing exit, a type C door 3 and a type C door 4 and shall allow for up to 220 seats to be installed on the A321 NEO Aircraft (the “Baseline ACF”). The Baseline ACF shall be irrevocably implemented on all A321 NEO Aircraft with a Scheduled Delivery Month from and including the [*CTR], as set forth in the A321 Standard Specification applicable to A321 NEO Aircraft.

In addition to the Baseline ACF, at the time of cabin definition and within a timeframe compatible with the contractual definition freeze of the A321 NEO Aircraft pursuant to Clause 2.5.2, the Buyer shall have the option to modify the allowable seating capacity of the A321 NEO Aircraft, at costs to be borne by the Buyer, by executing the relevant SCNs covering the installation of an additional type III overwing exit and/or the de-activation of door 3 and such other additional cabin features as may be selected by the Buyer.

UNQUOTE

2.	DELIVERY

The penultimate sentence in Clause 9.2.2 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

The Seller will provide to the Buyer (or with respect to Leased Aircraft, the Lessor), or will cause its Affiliate to provide, (i) a warranty bill of sale, where the Delivery Location is Mobile, Alabama, in the form of Exhibit E-1 and, where the Delivery Location is any place other than Mobile, Alabama, in the form of Exhibit E-2 (the “Warranty Bill of Sale”), (ii) FAA Form 8050-2 (the “Aircraft Bill of Sale”), (iii) such other documentation confirming transfer of title and receipt of such Final Price of such Aircraft as may reasonably be requested by the Buyer (and, with respect to Leased Aircraft, by the Lessor), and (iv) if Mobile, Alabama is the Delivery Location, a warranty from Airbus S.A.S in the form of Exhibit J.

UNQUOTE

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.	CERTIFICATE OF ACCEPTANCE

Clause 8.3 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

Within five (5) days after the Aircraft is Ready for Delivery, the Buyer will execute and deliver to the Seller a certificate of acceptance in respect of such Aircraft (x) if the Delivery Location is Mobile, Alabama, in the form of Exhibit D-1 and, (y) if the Delivery Location is any place other than Mobile, Alabama, in the form of Exhibit D-2 (the “Certificate of Acceptance”).

UNQUOTE

4.	BUYER FURNISHED EQUIPMENT

4.1	The last sentence of Clause 18.1.4 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

The Buyer will also provide, when requested by the Seller, at the Airbus Operations S.A.S. facility in Toulouse, France, the Airbus Operations GmbH Division Hamburger Flugzeugbau facility in Hamburg, Germany, and/or the Airbus Americas Inc. facility in Mobile, Alabama, adequate field service including support from BFE Suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of BFE.

UNQUOTE

4.2	Clause 18.1.6 of the Agreement is renumbered as Clause 18.1.6(a).

4.3	A new Clause 18.1.6 (b) is added to the Agreement after Clause 18.1.6(a) as set forth in the following quoted text:

QUOTE

(b)	BFE delivered to the Seller’s Affiliate in Mobile, Alabama, as may be specified by the Seller pursuant to Clause 18.1.6(a), will be shipped according to the Incoterms 2010 [*CTR] Airbus Americas, Inc., Mobile, Alabama.

UNQUOTE

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.4	Clause 18.2.1(iii) of the Agreement is amended by replacing the words “DAP (Delivery at Place) according to the Incoterms,” with “the Declaration of Design and Performance”.

5.	NEW ENGINE OPTION

Clause 2.1.1.1 of the Agreement is amended by replacing the words “Clauses 2.3.4, 2.3.5 and 2.3.6” with “Clauses 2.4.4, 2.4.5 and 2.4.6”.

6.	WARRANTED PARTS

Clause 12.1.9 of the Agreement is amended by replacing the words “Clause 12.1.2.3” with “Clause 12.1.3”.

7.	EXHIBIT D – Form of Certificate of Acceptance

Exhibit D is deleted in its entirety and replaced with Exhibits D-1 and D-2 attached hereto as Attachments A and B.

8.	EXHIBIT E – Form of Bill of Sale

Exhibit E is deleted in its entirety and replaced with Exhibits E-1 and E-2 attached hereto as Attachments C and D.

9.	EXHIBIT J – Form of Airbus S.A.S Warranty

Exhibit J attached hereto as Attachment E is hereby added to the Agreement.

10.	TABLE OF CONTENTS

10.1	Upon issuance by the Seller of the A321 NEO ACF standard specification, Issue 1, the reference to Exhibit A-1 in the Table of Contents to the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

Exhibit A-1	A319 AIRCRAFT STANDARD SPECIFICATION
A320 AIRCRAFT STANDARD SPECIFICATION
A321 AIRCRAFT STANDARD SPECIFICATION
A321 NEO ACF STANDARD SPECIFICATION

UNQUOTE

10.2	The reference to Exhibit D in the Table of Contents to the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

	Exhibit D-1	FORM OF CERTIFICATE OF ACCEPTANCE (MOBILE DELIVERIES)

	Exhibit D-2	FORM OF CERTIFICATE OF ACCEPTANCE (BLAGNAC/HAMBURG DELIVERIES)

UNQUOTE

10.3	The reference to Exhibit E in the Table of Contents to the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

	Exhibit E-1	FORM OF BILL OF SALE (MOBILE DELIVERIES)

	Exhibit E-2	FORM OF BILL OF SALE (BLAGNAC/HAMBURG DELIVERIES)

UNQUOTE

10.4	A new reference to Exhibit J is added to the Table of Contents to the Agreement in appropriate alphabetical order with the following quoted text:

QUOTE

	Exhibit J	FORM OF AIRBUS S.A.S. WARRANTY

UNQUOTE

11.	EXHIBIT A-1 STANDARD SPECIFICATIONS

Upon issuance by the Seller of the A321 NEO ACF standard specification, Issue 1, Exhibit A-1 is amended by adding the quoted text at the end of the exhibit as follows:

QUOTE

The A321 NEO ACF Standard Specification is contained in a separate folder.

UNQUOTE

12.	SHORT LEADTIME OPTION AIRCRAFT DELIVERY SCHEDULE

Schedule IIA to Letter Agreement No. 4 is deleted in its entirety and replaced with the Schedule IIA attached hereto as Attachment F.

13.	REFERENCES

On and after the date of this Amendment:

(i)	each reference in the Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment; and

(ii)	each reference in Letter Agreement No. 4 to “this Letter Agreement”, “hereunder”, “hereof” or words of like import referring to Letter Agreement No. 4 shall mean and be a reference to Letter Agreement No. 4 as amended by this Amendment.

14.	ASSIGNMENT

This Amendment and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

15.	CONFIDENTIALITY

The Seller and the Buyer agree not to disclose the terms and conditions of this Amendment to any person without the prior written consent of the other party. Notwithstanding the foregoing, the Seller and the Buyer agree that such terms and conditions may be disclosed without such prior written consent to (i) as required by law or as necessary in connection with the enforcement of such party’s rights hereunder, and (ii) to the board of directors, managers, employees, auditors, and legal, financial and technical advisors of each party.

16.	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Airbus S.A.S.
Name:	Airbus S.A.S
Title:	Senior Vice President Contracts

Accepted and Agreed:

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Name:	American Airlines, Inc.
Title:	Vice President – Fleet Planning

ATTACHMENT A

EXHIBIT D-1

FORM OF CERTIFICATE OF ACCEPTANCE

In accordance with Clause 8.1 of the A320 Family Purchase Agreement dated 20th of July 2011 made between American Airlines, Inc. (the “Customer”) and Airbus S.A.S., as amended and supplemented from time to time (the “Purchase Agreement”), the Technical Acceptance Process (as defined in the Purchase Agreement) relating to one Airbus A3[●]-[●]aircraft bearing manufacturer’s serial number [●] and registration mark [●], with two (2) [●] series propulsion systems installed thereon, serial numbers [●] (position #1) and [●] (position #2) (the “Aircraft”) has been successfully completed in Mobile, Alabama, United States.

The Customer, [as agent of [insert the name of the lessor/SPC] (the “Owner”) pursuant to the [purchase agreement assignment] dated [day] [month] [year], between the Customer and the Owner] hereby accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.

Such acceptance will not impair the rights that may be derived from the warranties, indemnities and performance guaranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.

IN WITNESS WHEREOF, the Customer [, as agent of the Owner,] has caused this instrument to be executed by its duly authorized representative this      day of                       in Mobile, Alabama, United States of America.

American Airlines, Inc. [as agent of OWNER]

By:
Name:
Title:

ATTACHMENT B

EXHIBIT D-2

FORM OF CERTIFICATE OF ACCEPTANCE

In accordance with Clause 8.1 of the A320 Family Purchase Agreement dated 20th of July 2011 and made between American Airlines, Inc. (the “Customer”) and Airbus S.A.S., as amended and supplemented from time to time (the “Purchase Agreement”), the Technical Acceptance Process (as defined in the Purchase Agreement) relating to one Airbus A3[●]-[●] aircraft, bearing manufacturer’s serial number [●], and registration mark [●], [Customer Airplane Number [●], with two (2) [●] series propulsion systems installed thereon, serial numbers [●] (position #1) and [●] (position #2) (the “Aircraft”) has been successfully completed in [Blagnac/Hamburg].

The Customer, [as agent of [insert the name of the lessor/SPC] (the “Owner”) pursuant to the [purchase agreement assignment] dated [day] [month] [year], between the Customer and the Owner] hereby accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.

Such acceptance will not impair the rights that may be derived from the warranties, indemnities and performance guaranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.

IN WITNESS WHEREOF, the Customer[, as agent of the Owner] has caused this instrument to be executed by its duly authorized representative this      day of             ,          in [Blagnac, France/Hamburg, Germany].

American Airlines, Inc. [as agent of OWNER]

By:
Name:
Title:

ATTACHMENT C

EXHIBIT E-1

FORM OF WARRANTY BILL OF SALE

Know all men by these presents that Airbus Americas Inc., a Delaware corporation having its principal place of business at 2550 Wasser Terrace, Suite 9100, Herndon, VA 20171, United States (the “Seller”), was, this      day of             ,          the owner of the title to the following airframe (the “Airframe”), the [engines/propulsion systems] as specified (the “[Engines/Propulsion Systems]”) and all appliances, components, parts, instruments, appurtenances, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment, (“BFE”), incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

AIRFRAME:	[ENGINES/PROPULSION SYSTEMS]:
AIRBUS Model A3[●]-[●]	[Insert name of engine or propulsion system manufacturer] Model [●]

DATE OF MANUFACTURE: [●]

MANUFACTURER’S SERIAL NUMBER: [●]	ENGINE SERIAL NUMBERS: LH: [●] RH: [●]

REGISTRATION MARK: [●]

The Airframe, [Engines/Propulsion Systems] and Parts are hereafter together referred to as the “Aircraft”.

The Seller does this      day of [month] [year], grant, convey, bargain, sell, transfer, deliver and set over all of its rights, title and interest in and to the Aircraft to the following entity and to its successors and assigns forever, such Aircraft to be the property thereof:

[Insert Name/Address of Buyer]

(the “Buyer”)

The Seller hereby warrants to the Buyer, its successors and assigns that it has good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there is hereby conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever.

This Warranty Bill of Sale is governed by and shall be construed in accordance with the laws of the State of New York.

ATTACHMENT C

EXHIBIT E-1

IN WITNESS WHEREOF, the Seller has caused this instrument to be executed by its duly authorized representative this      day of                       in Mobile, Alabama, United States of America.

AIRBUS AMERICAS INC.

By:
Name:
Title:

ATTACHMENT D

EXHIBIT E-2

FORM OF WARRANTY BILL OF SALE

Know all men by these presents that Airbus S.A.S., a société par actions simplifiée existing under French law and having its principal office at 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, FRANCE (the “Seller”), was this [day] [month] [year] the owner of the title to the following airframe (the “Airframe”), the [engines/propulsion systems] as specified (the “[Engines/Propulsion Systems]”) and all appliances, components, parts, instruments, appurtenances, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment (“BFE”), incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

AIRFRAME:	[ENGINES/PROPULSION SYSTEMS]:
AIRBUS Model A3[●]-[●]	[Insert name of engine or propulsion system manufacturer] Model [●]

DATE OF MANUFACTURE: [●]

MANUFACTURER’S SERIAL NUMBER: [●]	ENGINE SERIAL NUMBERS: LH: [●] RH: [●]

REGISTRATION MARK: [●]

The Airframe, [Engines/Propulsion Systems] and Parts are hereafter together referred to as the “Aircraft”.

The Seller does this      day of [month] [year], grant, convey, bargain, sell, transfer, deliver and set over all of its rights, title and interest in and to the Aircraft to the following entity and to its successors and assigns forever, such Aircraft to be the property thereof:

[Insert Name/Address of Buyer]

(the “Buyer”)

The Seller hereby warrants to the Buyer, its successors and assigns that it has good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there is hereby conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever.

This Warranty Bill of Sale is governed by and shall be construed in accordance with the laws of the State of New York.

ATTACHMENT D

EXHIBIT E-2

IN WITNESS WHEREOF, the Seller has caused this instrument to be executed by its duly authorized representative this      day of [month], [year] in [Blagnac, France/Hamburg, Germany].

AIRBUS S.A.S.

By:
Name:
Title:

EXHIBIT E-2

AIRBUS WARRANTY

Airbus S.A.S. hereby warrants to                      (the “Buyer”), its successors and assigns that the Warranty Bill of Sale executed by Airbus Americas Inc. dated                            and relating to one A3          -              aircraft bearing MSN                      (the “Aircraft”) conveys to the said Buyer on the date hereof good, legal and valid title to the Aircraft, the [engines/propulsion systems], appliances, components, parts, instruments, appurtenances, accessories, furnishings, modules and other equipment of any nature, as described in the Warranty Bill of Sale, free and clear of all liens, claims, charges, encumbrances and rights of others, and that Airbus S.A.S. will warrant and defend such title forever against all claims and demands whatsoever.

This Airbus Warranty is governed by and shall be construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, Airbus S.A.S. has caused this Airbus Warranty to be executed by its duly authorized representative this      day of                           .

AIRBUS S.A.S.

By:
Name:
Title:

ATTACHMENT F

SCHEDULE IIA

[*CTR] OPTION AIRCRAFT DELIVERY SCHEDULE

Batch consisting of [*CTR] Option Aircraft bearing rank	Scheduled Delivery Quarter	[*CTR] Option Exercise Notice Date
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

ATTACHMENT F

SCHEDULE IIA

Batch consisting of [*CTR] Option Aircraft bearing rank	Scheduled Delivery Quarter	[*CTR] Option Exercise Notice Date
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

[*CTR] = [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]